Acquisitions	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011
Business Combinations [Abstract]
Acquisitions
Acquisition
Lawrence Pumps, Inc.
As discussed in Note 2 to our consolidated financial statements included in our 2011 Annual Report, effective October 28, 2011, we acquired for inclusion in Engineered Product Division ("EPD"), 100% of Lawrence Pumps, Inc ("LPI"), a privately-owned, U.S.-based pump manufacturer. The final purchase price of $88.2 million reflects immaterial adjustments to goodwill and current liabilities during the six months ended June 30, 2012. LPI specializes in the design, development and manufacture of engineered centrifugal slurry pumps for critical services within the petroleum refining, petrochemical, pulp and paper and energy markets. No pro forma financial information has been presented due to immateriality.

ACQUISITIONS
Lawrence Pumps, Inc.
Effective October 28, 2011, we acquired for inclusion in EPD, 100% of Lawrence Pumps, Inc. ("LPI"), a privately-owned, U.S.-based pump manufacturer, in a share purchase for cash of $89.6 million, subject to final adjustments. LPI specializes in the design, development and manufacture of engineered centrifugal slurry pumps for critical services within the petroleum refining, petrochemical, pulp and paper and energy markets. Under the terms of the purchase agreement, we deposited $1.5 million into escrow to be held and applied against any breach of representations, warranties or indemnities for 24 months. Additionally, we have the right to make indemnification claims up to 15% of the purchase price for 18 months. At the expiration of the escrow period, any residual amounts shall be released to the sellers in satisfaction of the purchase price.
The purchase price was allocated on a preliminary basis to the assets acquired and liabilities assumed based on estimates of fair values at the date of acquisition and is summarized below:

(Amounts in millions)
Current assets	$28.0
Property, plant and equipment	8.9
Intangible assets	30.0
Current liabilities	(16.6)
Net tangible and intangible assets	50.3
Goodwill	39.3
Purchase price	$89.6

The excess of the acquisition date fair value of the total purchase price over the estimated fair value of the net tangible and intangible assets was recorded as goodwill. Goodwill represents the value expected to be obtained from the ability to be more competitive through the offering of a more complete pump product portfolio and from leveraging our current sales, distribution and service network. LPI products have proprietary niche applications that strategically complement our product portfolio. The goodwill related to this acquisition is recorded in the EPD segment and is not expected to be deductible for tax purposes. Finite-lived intangible assets have expected weighted average useful lives of ten years.
Subsequent to October 28, 2011, the revenues and expenses of LPI have been included in our consolidated statements of income. No pro forma information has been provided due to immateriality. LPI generated approximately $44 million in sales during its fiscal year ended December 31, 2010.
Valbart Srl
Effective July 16, 2010, we acquired for inclusion in FCD, 100% of Valbart Srl ("Valbart"), a privately-owned Italian valve manufacturer, in a share purchase for cash of $199.4 million, which included $33.8 million of existing Valbart net debt (defined as Valbart’s third party debt less cash on hand) that was repaid at closing. Valbart manufactures trunnion-mounted ball valves used primarily in upstream and midstream oil and gas applications, which enables us to offer a more complete valve product portfolio to our oil and gas project customers. The acquisition included Valbart’s portion of the joint venture with us that we entered into in December 2009 that was not operational during 2010. Under the terms of the purchase agreement, we deposited $5.8 million into escrow to be held and applied against any breach of representations, warranties or indemnities for 30 months. At the expiration of the escrow, any residual amounts shall be released to the sellers in satisfaction of the purchase price.
The purchase price was allocated to the assets acquired and liabilities assumed based on estimates of fair values at the date of acquisition and is summarized below:

(Amounts in millions)
Accounts receivable	$12.2
Inventories	39.6
Deferred taxes	8.7
Prepaid expenses and other	1.0
Intangible assets
Existing customer relationships	16.3
Trademarks	11.5
Non-compete agreements	2.7
Engineering drawings	2.3
Property, plant and equipment	10.1
Current liabilities	(36.8)
Noncurrent liabilities	(13.6)
Net tangible and intangible assets	54.0
Goodwill	145.4
Purchase price	$199.4

The excess of the acquisition date fair value of the total purchase price over the estimated fair value of the net tangible and intangible assets was recorded as goodwill. Goodwill represents the value expected to be obtained from the ability to be more competitive through the offering of a more complete valve product portfolio and from leveraging our current sales, distribution and service network. The goodwill related to this acquisition is recorded in the FCD segment and is not expected to be deductible for tax purposes. Trademarks are indefinite-lived intangible assets. Existing customer relationships, non-compete agreements and engineering drawings have expected weighted average useful lives of five years, four years and ten years, respectively. In total, amortizable intangible assets have a weighted average useful life of approximately five years.
Subsequent to July 16, 2010, the revenues and expenses of Valbart have been included in our consolidated statements of income. No pro forma information has been provided due to immateriality.
Calder AG
Effective April 21, 2009, we acquired for inclusion in EPD, Calder AG ("Calder"), a private Swiss company and a supplier of energy recovery technology for use in the global desalination market, for up to $44.1 million, net of cash acquired. Of the total purchase price, $28.4 million was paid at closing and $2.4 million was paid after the working capital valuation was completed in early July 2009. The remaining $13.3 million of the total purchase price was contingent upon Calder achieving certain performance metrics during the twelve months following the acquisition, and, to the extent achieved, was expected to be paid in cash within 12 months of the acquisition date. We initially recognized a liability of $4.4 million as an estimate of the acquisition date fair value of the contingent consideration, which was based on the weighted probability of achievement of the performance metrics over a specified period of time as of the date of the acquisition.
The purchase price was allocated to the assets acquired and liabilities assumed based on estimates of fair values at the date of acquisition. The excess of the acquisition date fair value of the total purchase price over the estimated fair value of the net tangible and intangible assets was recorded as goodwill. No pro forma information has been provided due to immateriality.
During the second half of 2009, the estimated fair value of the contingent consideration was reduced to $0 based on 2009 results and an updated weighted probability of achievement of the performance metrics. The resulting gain was included in SG&A in our consolidated statement of income. The final measurement date of the performance metrics was March 31, 2010. The performance metrics were not met, resulting in no payment of contingent consideration.